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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                APRIL 26, 1996
                                --------------

           AMRESCO Residential Securities Corporation on behalf of:

      AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST 1996-2
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            (Exact name of registrant as specified in its charter)






              New York                  33-99346.02           33-0711440
  (State or Other Jurisdiction of    (Commission File     (I.R.S. Employer
           Incorporation)                Number)         Identification No.)

     c/o Bankers Trust Company
        of California, N.A.
      3 Park Plaza, 16th Floor
         Irvine, California                                     92714
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code (909) 605-7600
                                                          --------------
                                   NO CHANGE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          Information relating to the distributions to Certificateholders for the period from October 31, 1996 to November 25, 1996 (the "Monthly Period") of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 (the "Registrant" or "Trust") in respect of the Mortgage Loan Asset Backed Certificates, Series 1996-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of mortgage loans, and the subordinated amount remaining), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996, among AMRESCO Residential Securities Corporation in its capacity as Depositor, AMRESCO Residential Mortgage Corporation in its capacity as the Seller, Long Beach Mortgage Company and Option One Mortgage Corporation as the Servicers, and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the trustee.

Item 7.   EXHIBIT.

          Monthly Report for the Monthly Period relating to the Certificates issued by the Trust.

                                          SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  By: AMRESCO Residential Securities Corporation

                                   By: /s/RONALD B. KIRKLAND
                                       ---------------------
                                      Name:   Ronald B. Kirkland
                                      Title:  Vice President and
                                              Chief Accounting Officer



Dated:  December 4, 1996